Exhibit A
                          INDEPENDENT AUDITORS' REPORT

To the Trustees of
Morgan Stanley Aircraft Finance and Subsidiaries

      We have audited the accompanying Schedule of Net Assets Acquired of Morgan Stanley Aircraft Finance and Subsidiaries (the "Group"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. (the "Company"), as of March 15, 2000 (the "Schedule"). A subsidiary of the Company had previously purchased the portfolio of aircraft from International Lease Finance Corporation, Los Angeles, California as described in Note 1 to the Schedule. This Schedule is the responsibility of the Group's management. Our responsibility is to express an opinion on the Schedule based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedule of net assets acquired. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Schedule was prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission as described in Note 1 to the Schedule.

      In our opinion, such Schedule of Net Assets Acquired presents fairly, in all material respects, the net assets acquired by the Group at March 15, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
New York, New York
May 18, 2000

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
                         SCHEDULE OF NET ASSETS ACQUIRED
                              As of March 15, 2000
                             (Dollars in thousands)




Assets Acquired:
    Aircraft under operating leases, at cost .......      $       996,112
                                                          ---------------
Total assets acquired...............................      $       996,112
                                                          ===============

Liabilities Assumed:

    Liability for maintenance.......................      $        49,707
    Other liabilities...............................               10,588
    Deferred rental income..........................                8,524
                                                          ---------------
Total liabilities assumed...........................               68,819
                                                          ---------------
Net assets acquired.................................      $       927,293
                                                          ===============

See notes to the Schedule of Net Assets Acquired.

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
                  NOTES TO THE SCHEDULE OF NET ASSETS ACQUIRED

Note 1 - Basis of Presentation

      On March 15, 2000, Morgan Stanley Aircraft Finance and Subsidiaries ("MSAF group") acquired a portfolio of 26 aircraft (the "Aircraft") from a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW had previously acquired the Aircraft from International Lease Finance Corporation ("ILFC") on August 10, 1999. The staff of the Securities and Exchange Commission has deemed the purchase of the Aircraft by MSAF group to be an acquisition of a business as defined in Rule 3-05 of Regulation S-X.

      The Schedule of Net Assets Acquired has been prepared to comply with Rule 11-01 of Regulation S-X of the Securities and Exchange Commission. MSAF group is unable to obtain the necessary historical financial data from ILFC, as the Aircraft are not a separate business to ILFC but rather individual aircraft from its portfolio of aircraft owned and leased to third parties. In addition, information related to the historical cost of the Aircraft is considered to be confidential information by ILFC.

Note 2 - Aircraft Under Operating Leases

      Aircraft under operating leases are stated at the cost paid by MSAF group to a subsidiary of MSDW to acquire the Aircraft. Such amount was equal to the subsidiary of MSDW's book value as of March 15, 2000 (i.e. the purchase price paid to ILFC on August 10, 1999 less accumulated depreciation through March 15,
2000).

Note 3 - Liabilities Assumed

      The liabilities assumed by MSAF group, consisting of security deposits, unearned rental income, maintenance liabilities and liabilities associated with certain interest rate swaps, were acquired from the subsidiary of MSDW and are stated at the book value of such subsidiary as of March 15, 2000.

Note 4 - Additional Aircraft Purchase

      On May 1, 2000, MSAF group acquired one additional aircraft from a subsidiary of MSDW. This aircraft was previously purchased by MSDW from ILFC in August 1999, but is not included in the accompanying Schedule of Net Assets Acquired. The book value of this aircraft was approximately $20.5 million at the date of purchase.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees of
Morgan Stanley Aircraft Finance and Subsidiaries


     We have audited the accompanying Schedule of Direct Revenues and Expenses (Related to 27 aircraft purchased from a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW")) of Morgan Stanley Aircraft Finance and Subsidiaries (the "Group"), a wholly owned subsidiary of MSDW, for the period from August 11, 1999 through November 30, 1999 (the "Schedule"). MSDW had previously purchased the Aircraft from International Lease Finance Corporation, Los Angeles, California as described in Note 1 to this Schedule. This Schedule is the responsibility of Group's management. Our responsibility is to express an opinion on the Schedule based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Schedule. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Schedule was prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission as described in Note 1 to the Schedule.

      As described in Note 1, the Schedule was prepared on the basis of cash receipts and cash disbursements, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

      In our opinion, such Schedule presents fairly, in all material respects, the direct revenues and expenses of Group for the period from August 11, 1999 through November 30, 1999 on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP
New York, New York
May 18, 2000

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
                    SCHEDULES OF DIRECT REVENUES AND EXPENSES
          (RELATED TO 27 AIRCRAFT PURCHASED FROM A SUBSIDIARY OF MSDW)


                                                          Period From                              Year Ended
                              Period from August 11,    January 1, 1999          Eleven            December 31,     Year Ended
                                     1999 to           to August 10, 1999     Months Ended             1998      December 31, 1997
                                November 30, 1999        (predecessor)     November 30, 1999(1)   (predecessor)   (predecessor)
                              ----------------------   ------------------  --------------------   -------------  -----------------
                                                                    (Dollars in thousands)
Direct revenues
   Lease income .................. $ 29,415               $ 76,603              $106,018           $127,012       $147,219
                                   ========               ========              ========           ========       ========
Direct Expenses
   Maintenance and other
   aircraft related costs ........ $      5               $  6,091              $  6,096           $  5,833       $  3,212
   Service provider and other
   fees ..........................    1,106                   --                   1,106               --             --
                                   --------               --------              --------           --------       --------
   Total direct expenses ..        $  1,111               $  6,091              $  7,202           $  5,833       $  3,212
                                   ========               ========              ========           ========       ========

(1)  For informational purposes only.

See notes to the Schedules of Direct Revenues and Expenses.

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
             NOTES TO THE SCHEDULES OF DIRECT REVENUES AND EXPENSES
          (RELATED TO 27 AIRCRAFT PURCHASED FROM A SUBSIDIARY OF MSDW)


Note 1 - Basis of Presentation

      On March 15, 2000, Morgan Stanley Aircraft Finance ("MSAF group") acquired a portfolio of 26 aircraft from a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). In May 2000, MSAF group acquired one additional aircraft from a subsidiary of MSDW. MSDW had previously acquired all 27 of these aircraft (the "Aircraft") from International Lease Finance Corporation ("ILFC") on August 10, 1999. The staff of the Securities and Exchange Commission has deemed the purchase of the Aircraft by MSAF group to be an acquisition of a business as defined in Rule 3-05 of Regulation S-X. The accompanying Schedules presents the historic direct revenues and direct expenses generated by the Aircraft prior to their acquisition by MSAF group.

      The Schedules of Direct Revenues and Expenses (Related to 27 Aircraft Purchased from a Subsidiary of MSDW) have been prepared to comply with Rule 11-01 of Regulation S-X of the Securities and Exchange Commission. MSAF group is unable to prepare full financial statements of the Aircraft acquired since the necessary historical financial data could not be obtained from ILFC. The Aircraft are not a separate business to ILFC but rather individual aircraft from its portfolio of aircraft owned and leased to third parties. Consequently, there is no practical method of separating the operating expenses, financing and other costs for the Aircraft. In addition, information related to the historical cost of the Aircraft is considered to be confidential information by ILFC.

      The Schedules of Direct Revenues and Expenses (Related to 27 Aircraft Purchased from a Subsidiary of MSDW) presents the information indicated on the basis of cash receipts and cash disbursements, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The Schedules are not intended to be a complete presentation of the revenue and expenses related to the Aircraft.

Note 2 - Lease Revenues

      The Aircraft are leased to certain third parties under operating leases. In certain cases, leases provide for additional rent based on usage. For purposes of the accompanying Schedules, all rentals are reported on the basis of cash received.

Note 3 - Service Provider and Other Fees

      Under the terms of a servicing agreement (the "Agreement"), ILFC is performing certain aircraft related activities with respect to the Aircraft, including marketing the Aircraft for lease or sale and monitoring lessee compliance with lease terms. From August 11, 1999 to November 30, 1999,
MSDW paid certain fees to ILFC in accordance with the terms of the Agreement. Prior to August 10, 1999, the Aircraft were owned by ILFC and such aircraft related activities were performed internally. Accordingly, service provider and other fees are only included in the accompanying Schedules for the period between August 11, 1999 and November 30, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and the Board of Directors
International Lease Finance Corporation

      We have audited the accompanying Consolidated Schedule of Rental of Flight Equipment and Overhaul Reimbursements (Related to 27 Aircraft Sold to Subsidiaries of Morgan Stanley Dean Witter & Co.) of International Lease Finance Corporation and Subsidiaries for the seven month and ten day period ended August 10, 1999 and the years ended December 31, 1998 and 1997 (the "Schedule"). This
Schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this Schedule based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

      As described in Note 1, the Schedule was prepared on the basis of cash receipts and cash disbursements, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

      In our opinion, the Schedule referred to above presents fairly, in all material respects, the rental of flight equipment and overhaul reimbursements arising from cash transactions (related to 27 Aircraft Sold to Subsidiaries of Morgan Stanley Dean Witter & Co.) of International Lease Finance Corporation and Subsidiaries for the seven month and ten day period ended August 10, 1999 and for the years ended December 31, 1998 and 1997, on the basis of accounting described in Note 1.

/s/ PricewaterhouseCoopers LLP
Los Angeles, CA
April 24, 2000

            INTERNATIONAL LEASE FINANCE CORPORATION AND SUBSIDIARIES
             CONSOLIDATED SCHEDULE OF RENTAL OF FLIGHT EQUIPMENT AND
                             OVERHAUL REIMBURSEMENTS
                 (RELATED TO 27 AIRCRAFT SOLD TO SUBSIDIARIES OF
                        MORGAN STANLEY DEAN WITTER & CO.)

                                                      For the Seven
                                                        Month and
                                                   Ten Day Period Ended         For the Years Ended December 31
                                                     August 10, 1999               1998                 1997
                                                     ---------------               ----                 ----
                                                                       (Dollars in thousands)

Rental of flight equipment....................         $    76,603          $    127,012         $    147,219
                                                       ===========          ============         ============

Overhaul reimbursements paid to lessees.......         $     6,091          $      5,833         $      3,212
                                                       ===========          ============         ============

               See notes to the Consolidated Schedule.

            INTERNATIONAL LEASE FINANCE CORPORATION AND SUBSIDIARIES
               CONSOLIDATED SCHEDULE OF RENTAL OF FLIGHT EQUIPMENT
                           AND OVERHAUL REIMBURSEMENTS
                 (RELATED TO 27 AIRCRAFT SOLD TO SUBSIDIARIES OF
                        MORGAN STANLEY DEAN WITTER & CO.)

Note 1 - Basis of Presentation

      On August 10, 1999 International Lease Finance Corporation ("ILFC") sold 1 aircraft to MSA IV and 26 aircraft to MSA V. MSA IV and V are indirectly wholly owned subsidiaries of Morgan Stanley Dean Witter & Co. MSA IV and V are hereinafter referred to as "Subsidiaries of Morgan Stanley Dean Witter & Co." The Consolidated Schedule of Rental of Flight Equipment and Overhaul Reimbursements (Related to 27 Aircraft Sold to Subsidiaries of Morgan Stanley Dean Witter & Co.) has been prepared to assist Morgan Stanley Aircraft Finance, a third party, obtain information on the purchase of a business in compliance with Rule 11-01 of Regulation S-X as requested by the staff of the Securities and Exchange Commission. All information presented relates only to the aircraft sold to Subsidiaries of Morgan Stanley Dean Witter & Co., International Lease Finance Corporation ("ILFC") is unable to prepare full financial statements of the aircraft sold to the subsidiaries of Morgan Stanley Dean Witter & Co. since the aircraft sold are not a separate business to ILFC but rather individual aircraft from its portfolio of aircraft owned and leased to third parties. Consequently, there is no practical method of separating the operating expenses, financing and other costs for these aircraft. In addition, information related to the historical cost of the aircraft is considered to be confidential information by ILFC.

      The Consolidated Schedule of Rental of Flight Equipment Overhaul Rent and Overhaul Reimbursements (Related to 27 Aircraft Sold to Subsidiaries of Morgan Stanley Dean Witter & Co.) presents the information indicated on the basis of cash receipts and cash disbursements, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America, and is consolidated from the various operating subsidiaries of ILFC. There were no inter-company items to be eliminated. The Schedule is not intended to be a complete presentation of ILFC's revenue and expenses related to the 27 aircraft sold. Proration of cash rental payments received and payment of those amounts to the purchasers during the settlement of the sale of the 27 aircraft has not been reflected in the amounts reported.

Note 2 - Rental of Flight Equipment

      ILFC, as lessor, leases flight equipment principally under operating leases. In certain cases, leases provide for additional rent based on useage. For purposes of this schedule, all rentals are reported on the basis of cash received.

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
        SCHEDULES OF DIRECT REVENUES AND EXPENSES (RELATED TO 27 AIRCRAFT
                      PURCHASED FROM A SUBSIDIARY OF MSDW)
                                   (UNAUDITED)



                                                               Three Months         Three Months
                                                                  Ended                 Ended
                                                            February 29, 2000    February 28, 1999
                                                            ------------------   -------------------
                                                                     (Dollars in thousands)
Direct revenues
    Lease income............................................     $   31,276          $   28,372
                                                                 ==========          ==========

Direct Expenses
    Maintenance and other aircraft related costs............     $        2          $    4,412
    Service provider and other fees.........................     $    1,196          $       --
                                                                 ----------          ----------
    Total direct expenses...................................     $    1,198          $    4,412
                                                                 ==========          ==========



See notes to the Schedules of Direct Revenues and Expenses

                MORGAN STANLEY AIRCRAFT FINANCE AND SUBSIDIARIES
             NOTES TO THE SCHEDULES OF DIRECT REVENUES AND EXPENSES (RELATED TO 27 AIRCRAFT PURCHASED FROM A SUBSIDIARY OF
                       MORGAN STANLEY DEAN WITTER & CO.)


Note 1 - Basis of Presentation

      On March 15, 2000, Morgan Stanley Aircraft Finance ("MSAF group") acquired a portfolio of 26 aircraft from a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). In May 2000, MSAF group acquired one additional aircraft from a subsidiary of MSDW. MSDW had previously acquired all 27 of these aircraft (the "Aircraft") from International Lease Finance Corporation ("ILFC") on August 10, 1999. The staff of the Securities and Exchange Commission has deemed the purchase of the Aircraft by MSAF group to be an acquisition of a business as defined in Rule 3-05 of Regulation S-X. The accompanying Schedules presents the historic direct revenues and direct expenses generated by the Aircraft prior to their acquisition by MSAF group.

      The Schedules of Direct Revenues and Expenses (Related to 27 Aircraft Purchased from a Subsidiary of MSDW) have been prepared to comply with Rule 11-01 of Regulation S-X of the Securities and Exchange Commission. MSAF group is unable to prepare full financial statements of the Aircraft acquired since the necessary historical financial data could not be obtained from ILFC. The Aircraft are not a separate business to ILFC but rather individual aircraft from its portfolio of aircraft owned and leased to third parties. Consequently, there is no practical method of separating the operating expenses, financing and other costs for the Aircraft. In addition, information related to the historical cost of the Aircraft is considered to be confidential information by ILFC.

      The Schedules of Direct Revenues and Expenses (Related to 27 Aircraft Purchased from a Subsidiary of MSDW) presents the information indicated on the basis of cash receipts and cash disbursements, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The Schedules are not intended to be a complete presentation of the revenue and expenses related to the Aircraft.

Note 2 - Lease Revenues

      The Aircraft are leased to certain third parties under operating leases. In certain cases, leases provide for additional rent based on usage. For purposes of the accompanying Schedules, all rentals are reported on the basis of cash received.

Note 3 - Service Provider and Other Fees

      Under the terms of a servicing agreement (the "Agreement"), ILFC is performing certain aircraft related activities with respect to the Aircraft, including marketing the Aircraft for lease or sale and monitoring lessee compliance with lease terms. In the three month period ended February 29, 2000, MSDW paid certain fees to ILFC in accordance with the terms of the Agreement. Prior to August 10, 1999, the Aircraft were owned by ILFC and such aircraft related activities were performed internally. Accordingly, service provider and other fees are not included in the accompanying schedules for the three month period ended February 28, 1999.